SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of Report (Date of earliest reported event): October 5, 2001
                                                       October 1, 2001



                          Rare Medium Group, Inc.
           (Exact name of registrant as specified in its charter)



            Delaware                   000-13865             23-2368845
 (State or other jurisdiction of   (Commission File No.)   (IRS Employer
 incorporation or organization)                            Identification No.)



                            28 West 23rd Street
                             New York, NY 10010
                               (646) 638-9700
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)




Item 5.  Other Events.

         On October 1, 2001, the Registrant issued a press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  Exhibit No.       Description

                    99.1 Press Release issued by Rare Medium Group, Inc. on October 1, 2001.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RARE MEDIUM GROUP, INC.
                                                (Registrant)
Date:  October 5, 2001

                                                By: /s/  Robert C. Lewis
                                                    --------------------------
                                                Name:  Robert C. Lewis
                                                Title: Senior Vice President
                                                       and General Counsel





Press Release


Rare Medium Group Announces Termination of Its Proposed Merger with Motient Corporation


NEW YORK--(BUSINESS WIRE)--Oct. 1, 2001--Rare Medium Group, Inc. today announced that the Boards of Directors of both Rare Medium and Motient Corporation have mutually agreed to a termination of their previously announced merger agreement. Rare Medium has also agreed to extend the maturity date of the $50 million of exchangeable notes issued by Motient to Rare Medium until October 8, 2001.


Additionally, Rare Medium's subsidiary, Rare Medium, Inc., has completed a reduction in workforce of approximately 25 percent.


About Rare Medium Group, Inc.


Rare Medium provides a broad range of Internet professional services including strategic, creative and technological consulting for e-Business initiatives.


Caution Concerning Forward-Looking Statements


This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the consummation of the proposed transaction described above. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic, business, competition, the liquidity of XM Satellite Radio common stock and the continuing deterioration of Rare Medium's services business. Rare Medium assumes no obligation to update any such forward-looking statement. More detailed information about those factors, as well as other factors and risks associated with Rare Medium's business, is contained in Rare Medium's filings with the Securities and Exchange Commission.

_____________________
Contact:

     Rare Medium Group, Inc.
     Craig Chesser
     Vice President Finance & Treasurer
     212/883-6940
     or
     Wall Street Investor Relations Corp.
     Joseph M. Zappulla
     301/907-4090 or 212/973-0883